UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2006

LAUREATE EDUCATION, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-22844	52-1492296
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 Fleet Street, Baltimore, Maryland		21202
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: (410) 843-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5  - Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Appointment of Gary Wojtaszek

(c)           On December 12, 2006, the Board of Directors appointed Gary J. Wojtaszek, 40, Senior Vice President, Treasurer, to also serve as the Company’s Chief Accounting Officer, effective that date.  Prior to joining Laureate Education Inc., Mr. Wojtaszek held several different financial management positions with Agere Systems, a global semi-conductor manufacturer with operations throughout North America, Europe and Asia.  In his last position at Agere Systems, Mr. Wojtaszek was the Vice President, Finance and Principal Accounting Officer with responsibilities for the treasury, controllership and tax functions.  Mr. Wojtaszek was also the regional European treasurer for Delphi Automotive Systems based in Paris, France and also previously worked in General Motor’s Treasury Office in New York as well as other financial institutions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

/s/ Rosemarie Mecca
Name: Rosemarie Mecca
Title: Executive Vice President and
Chief Financial Officer

Date: December 13, 2006